Exhibit 10.6

23 December, 2010

Credit Suisse AG

Shipfinance

St. Alban-Graben 1-3

4002 Basel

Switzerland

Attn. Mrs Carla Vogel-Sforzini

Fax: +41 61 266 79 39

RE:         Extension of Forbearance Period in connection with Events of Default under Credit Suisse AG Facility and the Master Agreement dated December 7, 2007.

Reference is hereby made to (a) the Loan Agreement dated 07 December 2007 made between (i) Claremont Shipping Corp. and Yorkshire Shipping Corp. as joint and several Borrowers (the “Borrowers”), (ii) Credit Suisse AG as Lender and Swap Bank (the “Lender”) relating a term loan facility of US$40,000,000 as supplemented by an amendment letter dated 19 March 2008, a waiver letter dated 24 March 2009, an extension of waiver letter dated 22 December 2009, a supplemental agreement dated 8 January 2010, an extension of waiver letter dated 31 March 2010 and a further waiver letter dated 21 April 2010 (together the “Loan Agreement”), (b)the Master Agreement dated 07 December 2007 made between the Borrowers and the Lender (the “Master Agreement”), (c) the Letter Agreement dated as of September 30, 2010 (the “Forbearance Letter”) whereby the Lender agreed subject to the conditions therein to forbear from exercising any of the rights or remedies arising from the Specified Events of Default as provided therein and (d) the Letter Agreement dated as of November 12, 2010 (the “First Forbearance Extension Letter”)whereby you agreed subject to the conditions therein to a Forbearance Extension Period ending as of December 29 ,2010. Capitalized terms defined in the Loan Agreement, the Master Agreement, the Forbearance Letter or the First Forbearance Extension Letter and not otherwise defined herein are used herein as therein defined, as applicable.

In order to allow time for TBS International, plc and its affiliates to work with their various lenders, including you, towards a mutually agreeable solution on their outstanding indebtedness, we request that you extend the Forbearance Extension Period set forth in the First Forbearance Extension Letter until the earlier of (i) the occurrence of a Forbearance Termination Event and (ii) 12:01 am on February 1, 2011 (the “Amended Forbearance Extension Period”).

By counter-signing this letter, you agree to forbear from exercising any of the rights or remedies arising solely from the Specified Events of Default (which shall include (in addition those identified in the Forbearance Letter and the First Forbearance Extension Letter) defaults arising from the suspension of payments by TBS International, public limited company and its affiliates of certain scheduled principal installments owing in respect of Indebtedness of such persons during the Amended Forbearance Extension Period, as more particularly described on Schedule 1 hereto) on the terms set forth in the Forbearance Letter and the First Forbearance Extension Letter, as modified by the terms above.

As a condition to your agreement TBS International, plc will provide you with the evidence that similar such agreement has been obtained from any other lenders including (but not limited to) those listed in the Schedule 1.

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Very truly yours,

TBS INTERNATIONAL, PLC

		By:	/s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Senior Executive Vice President

Claremont Shipping Corp.

		By:	/s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Attorney-in-fact

Yorkshire Shipping Corp.

		By:	/s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Attorney-in-fact

Acknowledged and Agreed,

CREDIT SUISSE AG,
As Lender and Swap Bank

By:	/s/ John Hafelfinger		/s/ Carla Vogel Sforzini
	Name: John Hafelfinger		Carla Vogel Sforzini
	Title: Managing Director		Assistant Vice President

[Signature Page to CS Second Extended Forbearance Letter]

Schedule 1

Facility	Principal Amount	Date

Bank of America Facility, as amended and restated on March 26, 2008	$9,500,000	December 31, 2010

AIG Facility dated as of December 7, 2007	$1,750,000	January 1, 2011

DVB Facility dated as of January 16, 2008	$2,608,000	January 25, 2011